UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2020

New Asia Holdings, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	45-0460095
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

11 Beach Road #06-01 Singapore 189675
(Address of principal executive offices)

+65-6820-8885
(Issuer’s telephone number)
__________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On May 28, 2020, New Asia Holdings, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to stockholders a definitive Information Statement on Schedule 14C (the “Information Statement”) in connection with the approval of the following actions taken by unanimous written consent of the Company’s Board of Directors and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company:

•Amend the Company’s articles of incorporation, as amended (the “Articles”), to change the Company’s corporate name from New Asia Holdings, Inc. to Digital Alliance Holdings, Inc. (the “Name Change”); and

•Amend the Articles to increase the number of authorized shares of common stock, par value $0.001, from 400,000,000 to 4,000,000,000 and the number of authorized shares of preferred stock, par value $0.001, from 30,000,000 to 400,000,000 (the “Increase in Authorized Shares”).

Subsequent to the mailing of the Information Statement, the Company’s Board of Directors decided, upon the recommendation of the Company’s management, to not move forward with the Name Change at this time and to proceed only with the Increase in Authorized Shares.

The Company’s Board of Directors, at its discretion, may decide to effect the Name Change at a later time. If the Board of Directors decides to effect the Name Change in the future, the Company will make appropriate disclosures via its filings with the SEC.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Asia Holdings, Inc.

Date: June 16, 2020	By:	/s/ Lin Kok Peng
Lin Kok Peng
Chief Executive Officer